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                                  EXHIBIT 10.8

                               FIRST AMENDMENT TO
                             DPC ACQUISITION CORP.
                             1996 STOCK OPTION PLAN



                 WHEREAS, DPC Acquisition Corp. (the "Company") has heretofore adopted and maintains the DPC Acquisition Corp. 1996 Stock Option Plan (the "Plan") for the benefit of its eligible employees; and

                 WHEREAS, the Company desires to amend the Plan;

                 NOW, THEREFORE, the Plan shall be amended as follows effective September 16, 1997:

                 1. The first sentence of Paragraph V of the Plan shall be deleted and the following shall be substituted therefor:

                 "The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 750,000 shares of stock."

                 2. As amended hereby, the Plan is specifically ratified and reaffirmed.

                 Executed this 16th day of September, 1997.


                                        DPC Acquisition Corp.




                                        By: /s/ Thomas R. Heidenthal
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